CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-6

DERIVED INFORMATION   7/26/05

[$563,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$790,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

[$563,500,000] (Approximate)

Home Equity Pass-Through Certificates, Series 2005-6

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (Fitch/Moody’s/S&P)
1-A-1	-	[222,500,000]	I	Senior/Adj	LIBOR + [ ]%	[2.0]	[AAA ] / [Aaa ] / [AAA ]
1-A-2	[55,625,000]	-	I	Senior /Adj	LIBOR + [ ]%	[2.0]	[AAA ] / [Aaa ] / [AAA ]
2-A-1	[201,000,000]	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[1.0]	[AAA ] / [Aaa ] / [AAA ]
2-A-2	[140,000,000]	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[3.0]	[AAA ] / [Aaa ] / [AAA ]
2-A-3	[17,275,000]	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[6.0]	[AAA ] / [Aaa ] / [AAA ]
M-1	[29,600,000]	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.7]	[AA+ ] / [Aa1 ] / [AA+ ]
M-2	[26,400,000]	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.5]	[AA+ ] / [Aa2 ] / [AA ]
M-3	[15,600,000]	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.4]	[AA ] / [Aa3 ] / [AA ]
M-4	[14,400,000]	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.3]	[AA- ] / [A1 ] / [AA- ]
M-5	[9,600,000]	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.3]	[AA- ] / [A2 ] / [A+ ]
M-6	[12,800,000]	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	[A+ ] / [A3 ] / [A ]
M-7	[10,400,000]	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	[A ] / [Baa1] / [A- ]
M-8	[8,800,000]	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	[A- ] / [Baa2] / [BBB+]
B-1	[7,200,000]	-	I & II	Subordinate/Adj	LIBOR + [ ]%	[4.2]	[BBB+] / [Baa3] / [BBB ]
B-2	[7,600,000]		I & II	Subordinate/Adj	LIBOR + [ ]%	[4.2]	[BBB ] / [Ba1 ] / [BBB-]
B-3	[7,200,000]	-	I & II	Subordinate/Adj	LIBOR + [ ]%	[4.1]	[BBB-] / [Ba2 ] / [BB+ ]
Total	[563,500,000]	[222,500,000]

Non-Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (Fitch/Moody’s/S&P)
R (3)	[50]	-	II	Residual	LIBOR + [ ]%	N/A	[AAA ] / [--- ] / [AAA ]
P (4)	[50]	-	I & II	Prepayment Penalties	N/A	N/A	[AAA ] / [--- ] / [AAA ]
B-4	[4,000,000]	-	I & II	Subordinate/Adj		[3.8]	[BB+ ] / [--- ] / [BB+ ]
X	-	-	I & II	Subordinate	N/A	N/A	N/A

(1)

100% of the Prospectus Prepayment Curve (“PPC”) for the fixed rate collateral assumes 4.60% Constant Prepayment Rate (“CPR”) in the first month of the life of the mortgage loans, which then increases by approximately 1.67% CPR in each of the following 11 months.  In month 12, and thereafter, 100% PPC for the fixed rate collateral assumes 23.00% CPR.  100% PPC for the adjustable rate loans assumes 8.00% CPR in the first month of the life of the mortgage loans, which then increases by approximately 2.00% CPR in each of the following 11 months.  In month 12 through 22, 100% PPC for the adjustable rate loans assumes 30.00% CPR.  In month 23 through 27, 100% PPC for the adjustable rate loans assumes 55.00% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate loans is assumed to remain constant at 35.00% CPR.   The bonds are priced to call at 100% of the PPC and assuming one-month LIBOR and six-month LIBOR are 3.65% and 4.00%, respectively.  The initial class principal balances of the certificates are subject to a variance of no more than plus or minus 5% prior to their issuance.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

The Class P Certificates are entitled to all prepayment penalties that the servicers receive from collections on the mortgage loans.

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston, LLC. (sole manager).
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Servicers:	Select Portfolio Servicing (approximately [35.0%]) and Wells Fargo Bank, N.A. (approximately [65.0%]).
Trustee:	TBA
Swap Provider:	Credit Suisse First Boston International [‘Aa3’/’P-1’ Moody’s; ‘A+’/’A-1’ S&P; ‘AA-‘/’F-1+’ Fitch]
Loss Mitigation Advisor:	The MurrayHill Company
Cut-off Date:	On or about August 1, 2005 for the initial Mortgage Loans.
Investor Settlement:	On or about [September 2, 2005], Closing Date [September 1, 2005]
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in September 2005.
Accrual Period:

For any class of Offered Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, the closing date) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	0 days.
Prospectus Prepayment Speed (“PPC”):

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.67% CPR per month to 23.00% CPR in month 12, and remaining at 23.00% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes 8.00% CPR in the first month of the life of the mortgage loans, which then increases by approximately 2.00% CPR in each of the following 11 months.  In month 12 through 22, 100% PPC for the adjustable rate loans assumes 30.00% CPR.  In month 23 through 27, 100% PPC for the adjustable rate loans assumes 55.00% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate loans is assumed to remain constant at 35.00% CPR.

Certificate Ratings:

The Class A Certificates, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 Certificates are expected to be rated by Fitch, Moody’s, and S&P.

Class 1-A-1:     [AAA ] / [Aaa  ] / [AAA ]

Class 1-A-2:     [AAA ] / [Aaa  ] / [AAA ]

Class 2-A-1:

    [AAA ] / [Aaa  ] / [AAA ]

Class 2-A-2:

    [AAA ] / [Aaa  ] / [AAA ]

Class 2-A-3:

    [AAA ] / [Aaa  ] / [AAA ]

Class M-1:

    [AA+ ] / [Aa1 ] / [AA+ ]

Class M-2:

    [AA+ ] / [Aa2 ] / [AA  ]

Class M-3:

    [AA  ] / [Aa3 ] / [AA  ]

Class M-4:

    [AA- ] / [A1  ] / [AA- ]

Class M-5:

    [AA- ] / [A2  ] / [A+  ]

Class M-6:

    [A+  ] / [A3  ] / [A   ]

Class M-7:

    [A   ] / [Baa1] / [A-  ]

Class M-8:

    [A-  ] / [Baa2] / [BBB+]

Class B-1:

    [BBB+] / [Baa3] / [BBB ]

Class B-2:         [BBB ] / [Ba1 ] / [BBB-]

Class B-3:         [BBB-] / [Ba2 ] / [BB+ ]

Optional Call:	The transaction will have a 10% optional call.
Prefunding Amount:	Approximately [10.0%] - [15.0%]
Capitalized Interest Acct:	TBD
Offered Certificates:

The Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 Certificates.

ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 may be purchased by employee benefit plans that are subject to ERISA.  During the period that the Swap Agreement is outstanding, plan investors will be required to represent that they have available certain exemptions based upon the identity of the plan or the fiduciary making the investment decisions on behalf of the plan.

SMMEA Treatment:	None of the classes will constitute “mortgage related securities” for purposes of SMMEA.
Taxation:	REMIC.
Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin will be increased by the lesser of 50 basis points and (1) the initial pass-through margin for the Class A certificates; and (2) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, mortgage insurance (as applicable), and loss mitigation advisor fees accrue.
Pass-through Rate:

The pass-through rate for each Class of Certificates for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month LIBOR for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Group 1 Senior Net Funds Cap:

For any Distribution Date and the Class 1-A-1 and Class 1-A-2 Certificates, will be a per annum rate equal to (1) (a) a fraction, expressed as a percentage, the numerator of which is the product of (x) the Optimal Interest Remittance Amount for loan group 1 on such date and (y) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, less (b) a fraction, expressed as a percentage, the numerator of which is the product of (i) the Net Swap Payment made to the Swap Provider, if any, and (ii) 12, and the denominator of which is equal to the aggregate collateral balance (the “Net Swap Payment Rate”), multiplied by (2) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Group 2 Senior Net Funds Cap:

For any Distribution Date and the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, will be a per annum rate equal to (1) (a) a fraction, expressed as a percentage, the numerator of which is the product of (x) the Optimal Interest Remittance Amount for loan group 2 on such date and (y) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, less (b) Net Swap Payment Rate, multiplied by (2) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 Certificates, a per annum rate equal to a weighted average of (i) the Group 1 Senior Net Funds Cap and (ii) the Group 2 Senior Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the first day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 1, less the sum of the Class Principal Balances of the Class 1-A-1 and Class 1-A-2 Certificates.

Subordinate Group 2 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the first day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 2,  less the sum of the Class Principal Balances of the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the lesser of (x) the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap and (y) the Maximum Interest Rate) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The “Basis Risk Carry Forward Amount” will be distributed from certain amounts received by the Swap Administrator from the Swap Agreement, if any, on a senior basis and from the Monthly Excess Cashflow, if any, on a subordinated basis on the same Distribution Date or in any subsequent period.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.
Principal and Interest Advancing:

The servicers will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.
Interest Carry Forward Amount: Principal Remittance Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class) over (B) the amount actually distributed to such Class with respect to interest (including amounts attributable to Interest Carry Forward Amounts) on such prior Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, (6) amounts withdrawn from the swap account (“Swap Account”) to cover Realized Losses on the mortgage loans incurred during the related Collection Period, and (7) regarding the November 2005 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any distribution date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average mortgage rate less the weighted average servicing fee rate of the mortgage loans in the related loan group as of the first day of the related Collection Period divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Swap Agreement:

On the Closing Date, the Trustee will enter into a Swap Agreement (Notional Schedule displayed on page 12).  Under the Swap Agreement, (i) the Trust will be obligated to pay to the Swap Provider an amount equal to approximately [4.30]% per annum (30/360 accrual) on the product of the notional amount and the factor for the related period (as set forth in the Swap Agreement) and (ii) the Trust will be entitled to receive from the Swap Provider an amount equal to one-month LIBOR (actual/360 accrual) on the product of the notional amount and the factor for the related period (as set forth in the Swap Agreement), until the Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”).

Generally, the Net Swap Payment will be deposited into a Swap Account by the Swap Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement.  In the event that the Trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full,

prior to distributions to Certificateholders.

Credit Enhancement:	1. Excess cashflow.
2. Net Swap Payments received from the Swap Provider (if any)
3. Overcollateralization.
4. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	[20.45%]	[20.45%]	[40.90%]
M-1	[16.75%]	[16.75%]	[33.50%]
M-2	[13.45%]	[13.45%]	[26.90%]
M-3	[11.50%]	[11.50%]	[23.00%]
M-4	[ 9.70%]	[ 9.70%]	[19.40%]
M-5	[ 8.50%]	[ 8.50%]	[17.00%]
M-6	[ 6.90%]	[ 6.90%]	[13.80%]
M-7	[ 5.60%]	[ 5.60%]	[11.20%]
M-8	[ 4.50%]	[ 4.50%]	[ 9.00%]
B-1	[ 3.60%]	[ 3.60%]	[ 7.20%]
B-2	[ 2.65%]	[ 2.65%]	[ 5.30%]
B-3	[ 1.75%]	[ 1.75%]	[ 3.50%]

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.25%] of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [2.50%] of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in September 2008 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately [40.90%].
Trigger Event:

A Trigger Event will occur for any Distribution Date on or after the Distribution Date in September 2008 if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [37.0%] of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Cumulative Loss Percentage
September 2008 – August 2009	[2.90%]*
September 2009 – August 2010	[4.60%]*
September 2010 – August 2011	[5.95%]*
September 2011 and thereafter	[6.65%]

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Source for Calculation of One-Month LIBOR:	Telerate Page 3750.
Group Allocation Amount: Distributions to I. Certificateholders:

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement).  For purposes of this definition, the Principal Remittance Amount will be calculated net of subclause (6) in the definition thereof.

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

3.

From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;

4.

From Group 1, to the Loss Mitigation Advisor, any loss mitigation advisor fee remaining unpaid from (2) above, if any;

5.

To the Swap Account, any Net Swap Payment or Swap Termination Payment (if the Swap Agreement default is attributable to the trust) owed to the Swap Provider

6.

Concurrently, to the Class A Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class 1-A-1 and Class 1-A-2 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to such classes from the Interest Remittance Amount of the loan group 2 loans and (b) interest amounts distributed to Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates are allocated from the Interest Remittance Amount of the loan group 2 loans prior to amounts being paid to such classes from the Interest Remittance Amount of loan group 1 loans;

7.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

8.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.   To the Class M-4 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.  To the Class M-5 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

To the Class M-6 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.

To the Class M-7 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

14.

To the Class M-8 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then          from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

15.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

16.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

17.

To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

18.

To the Class B-4 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

19.   For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:

1.    First from the Principal Remittance Amount derived from loan group 1, and then from the Principal Remittance Amount derived from loan group 2, to the Swap Account, any unpaid Swap Termination Payment owed to the Swap Provider (if the Swap Agreement default is attributable to the trust);

2.    From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x)

the Class 1-A-1 and Class 1-A-2 Certificates (allocated as described below*), and then to (y) the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, in that order, until the respective Class Principal Balance of such classes has been reduced to zero; and

3.    From the Principal Remittance Amount derived from loan group 2, sequentially, first to (w)

the Class R Certificates, second (x) on the distribution date in May 2010, to the Class P Certificates, until the Class Principal Balance of such class has been reduced to zero, and third (y) to the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, in that order, and then fourth (z) to the Class 1-A-1 and Class 1-A-2 Certificates (allocated as described below*), until the respective Class Principal Balance of such classes has been reduced to zero; and

4.    Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and

5. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.    First from the Principal Remittance Amount derived from loan group 1, and then from the Principal Remittance Amount derived from loan group 2, to the Swap Account, any unpaid Swap Termination Payment owed to the Swap Provider (if the Swap Agreement default is attributable to the trust);

2.    From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x)

the Class 1-A-1 and the Class 1-A-2 Certificates (allocated as described below*), and then to (y) the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, in that order, the Group 1 Allocation Amount and the component of the Principal Remittance Amount representing payments under the Swap Agreement to cover Realized Losses on the group 1 mortgage loans, until the respective Class Principal Balances are reduced to zero; and

3.    From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x)

the Class 2-A-1, the Class 2-A-2, and the Class 2-A-3 Certificates, in that order, and then to (y) the Class 1-A-1 and Class 1-A-2 Certificates  (allocated as described below*), the Group 2 Allocation Amount and the component of the Principal Remittance Amount representing payments under the Swap Agreement to cover Realized Losses on the group 2 mortgage loans, until the respective Class Principal Balances are reduced to zero;

4.    Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

5. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1. (A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a) (i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially, first to

(x) the Class 1-A-1 and Class 1-A-2 Certificates (allocated as described below*) and then to (y) the Class 2-A-1, the Class 2-A-2, and the Class 2-A-3 Certificates, in that order, the Group 1 Excess Interest Amount, until the respective Class Principal Balances have been reduced to zero; and

(ii) sequentially, first to (x) the Class 2-A-1, the Class 2-A-2, and the Class 2-A-3 Certificates, in that order, and then to (y) the Class 1-A-1 and Class 1-A-2 Certificates (allocated as described below*), until the respective Class Principal Balances have been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(d) to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(e) to the Class M-4 Certificates, until the Class Principal Balance has been reduced to zero;

(f) to the Class M-5 Certificates, until the Class Principal Balance has been reduced to zero;

(g) to the Class M-6 Certificates, until the Class Principal Balance has been reduced to zero;

(h) to the Class M-7 Certificates, until the Class Principal Balance has been reduced to zero;

(i) to the Class M-8 Certificates, until the Class Principal Balance has been reduced to zero;

(j) to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(k) to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero;

(l) to the Class B-3 Certificates, until the Class Principal Balance has been reduced to zero;

(m) to the Class B-4 Certificates, until the Class Principal Balance has been reduced to zero;

    (B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event                                          has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

2.    To the Class M-1 Certificates, any unpaid realized loss amounts for such Class; **

3. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; ** 4. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class; **
5. To the Class M-4 Certificates, any unpaid realized loss amounts for such Class; ** 6. To the Class M-5 Certificates, any unpaid realized loss amounts for such Class; **
7. To the Class M-6 Certificates, any unpaid realized loss amounts for such Class; **

8.    To the Class M-7 Certificates, any unpaid realized loss amounts for such Class; **

9.    To the Class M-8 Certificates, any unpaid realized loss amounts for such Class; **

10.  To the Class B-1 Certificates, any unpaid realized loss amounts for such Class; **

11.  To the Class B-2 Certificates, any unpaid realized loss amounts for such Class; **

12.  To the Class B-3 Certificates, any unpaid realized loss amounts for such Class; **

13.  To the Class B-4 Certificates, any unpaid realized loss amounts for such Class; **

14. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;**

15.

To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

16.

To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

17.

To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

18.

To the Class M-4 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

19.

To the Class M-5 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

20.   To the Class M-6 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

21.

To the Class M-7 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

22.

To the Class M-8 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

23.

To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

24.

To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class; **

25.

To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class; **

26.

To the Class B-4 Certificates, any Basis Risk Carry Forward Amounts for such Class; **

27.

To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

28.   To the Swap Account, any Swap Termination Payment (if the Swap Agreement default is attributable to the Swap Provider) owed to the Swap Provider

29.   To the Class X Certificates, the amount distributable thereon pursuant to the pooling and                  servicing agreement; and

30.

To the Class R Certificates, any remaining amount.

*

If prior to the September 2008 Distribution Date and cumulative collateral losses are less than [2.90%] of the Maximum Pool Balance, then amounts allocable to the Class 1-A-1 and Class 1-A-2 Certificates shall be distributed pro-rata, ELSE if on or after the September 2008 Distribution Date and no Trigger Event is in effect, then amounts allocable to the Class 1-A-1 and Class 1-A-2 Certificates shall be distributed pro-rata, ELSE amounts allocable to the Class 1-A-1 and Class 1-A-2 Certificates shall be distributed sequentially.

**

Distributions pursuant to line items 2 through 26 in the excess cashflow waterfall (above) on any distribution date will be made after giving effect to withdrawals from the Swap Account to pay unpaid realized loss amounts and Basis Risk Carry Forward Amounts  to the Certificates on such date.  Refer to page 13 for priorities of the payments from the Swap Account.

Swap Agreement

Shown below is the Swap Agreement notional amount schedule, which generally has been derived by adding (i) for the fixed rate loans, a notional amount corresponding to 1/100th of the collateral balance at 1.35x the pricing speed and (ii) for the adjustable rate loans (a) during the respective fixed rate period, a notional amount corresponding to 1/100th of the collateral balance at 1.25x the pricing speed and (b) during the respective adjustable rate period, zero.

Period	Notional Amount	Factor	Period	Notional Amount	Factor
1	-	-	31	687,000	100.00000
2	7,873,000	100.00000	32	663,000	100.00000
3	7,728,000	100.00000	33	639,000	100.00000
4	7,538,000	100.00000	34	611,000	100.00000
5	7,359,000	100.00000	35	510,000	100.00000
6	7,164,000	100.00000	36	494,000	100.00000
7	6,954,000	100.00000	37	478,000	100.00000
8	6,729,000	100.00000	38	462,000	100.00000
9	6,493,000	100.00000	39	447,000	100.00000
10	6,245,000	100.00000	40	433,000	100.00000
11	5,988,000	100.00000	41	419,000	100.00000
12	5,742,000	100.00000	42	405,000	100.00000
13	5,506,000	100.00000	43	392,000	100.00000
14	5,280,000	100.00000	44	380,000	100.00000
15	5,063,000	100.00000	45	368,000	100.00000
16	4,855,000	100.00000	46	356,000	100.00000
17	4,656,000	100.00000	47	344,000	100.00000
18	4,465,000	100.00000	48	333,000	100.00000
19	4,282,000	100.00000	49	322,000	100.00000
20	4,107,000	100.00000	50	312,000	100.00000
21	3,938,000	100.00000	51	302,000	100.00000
22	3,572,000	100.00000	52	292,000	100.00000
23	956,000	100.00000	53	283,000	100.00000
24	908,000	100.00000	54	274,000	100.00000
25	864,000	100.00000	55	265,000	100.00000
26	824,000	100.00000	56	256,000	100.00000
27	794,000	100.00000	57	248,000	100.00000
28	766,000	100.00000	58	240,000	100.00000
29	738,000	100.00000	59	228,000	100.00000
30	712,000	100.00000	60	221,000	100.00000

Under the Swap Agreement, the Trust shall be obligated to pay to the Swap Provider an amount equal to approximately [4.30%] (per annum) (30/360 accrual) on the product of (i) the Swap Agreement notional amount for the related period and (ii) 100.0000 and the trust will be entitled to receive from the Swap Provider an amount equal to One-Month LIBOR (as determined pursuant to the Swap Agreement) on the product of (i) the Swap Agreement notional amount for the related period and (ii) 100.0000, accrued (on an actual/360 basis) during each Swap Agreement accrual period until the Swap Agreement is retired. Only the Net Swap Payment of the two obligations above will be paid by the appropriate party.

Swap Payments: Swap Provider Downgrade Provisions: Replacement of a Swap Agreement following Termination:

Funds payable under the Swap Agreement (i.e., Net Swap Payment from either the trust or the Swap Provider) will be deposited into a reserve account (the “Swap Account”).

Funds in the Swap Account which are payable to the Swap Provider will be distributed from any available funds prior to distributions on the Certificates (as described herein under “Distributions to Certificateholders” (page 7)) on each Distribution Date in the following order of priority:

1.

To the Swap Provider, any Net Swap Payment owed for such Distribution Date; and

2.

To the Swap Provider, any Swap Termination Payment not due to a Swap Provider Trigger Event.

Funds in the Swap Account that are payable to the trust will be distributed on each Distribution Date in the following order of priority:

1.

To pay the Class A Certificates Accrued Certificate Interest and any Interest Carry Forward Amounts, to the extent unpaid from the Interest Remittance Amount;

2.

To pay the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, in that order, Accrued Certificate Interest and any Interest Carry Forward Amounts, to the extent unpaid from the Interest Remittance Amount;

3.

To pay the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, and Class B-2, Class B-3 and Class B-4 Certificates, in that order, any unpaid realized loss amounts, with interest therein at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of such amounts as described hereunder under Section IV (page 10) on such Distribution Date;

4.     To the Principal Remittance Amount, up to the amount of realized losses on the mortgage loans incurred during the related Collection Period; and

5.     To pay, first to the Class A on a pro rata basis, and second, sequentially to the Class M-1,        Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, and Class B-2, Class B-3 and Class B-4 Certificates, any Basis Risk Carry Forward Amounts for such Distribution Date, prior to giving effect to amounts available to be paid in respect of such amounts as described hereunder under Section IV (page 10) on such Distribution Date;

6.     To the Class X Certificates.

If the Swap Provider's ratings fall below:

·   a short-term credit rating of “A-1” by Standard & Poor's; or

·   a short-term credit rating of “P-1” and long-term credit rating of “A-1” by Moody's;

The Swap Provider is required, at it’s cost, to perform, in a manner satisfactory to the Rating Agencies, in order to confirm that the ratings on the Certificates will be the same as the ratings in effect prior to such downgrade of the Swap Provider, one or more actions, including, but not limited to:

·   furnishing a guarantee from a guarantor rated greater than or equal to “A+” by Standard & Poor's and “Aa3” by Moody's;

·   post collateral according to the terms of the Swap Agreement; or

·  replacing the Swap Provider with a party that has a rating greater than or equal to ‘A+” by Standard & Poor's and “A-1” and “P-1” by Moody's.

If the credit ratings of the Swap Provider are downgraded to a rating level below BBB- by Standard & Poor’s, A-3 or P-2 by Moody’s or A or F-1 by Fitch, then the Swap Provider must, in a manner satisfactory to the Rating Agencies in order to confirm that the ratings on the Certificates will be the same as the ratings in effect prior to such downgrade, seek to replace itself with a substitute Provider, but only on the conditions specified in the Pooling and Servicing Agreement.

BOND SUMMARY

To Call

Class 1-A-2		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		4.2	2.8	2.0	1.4	1.2	1.1
First Pay	(Month/Year)	Sep05	Sep05	Sep05	Sep05	Sep05	Sep05
Last Pay (Month/Year)		Dec17	Nov13	Aug11	Mar10	Jan08	Jul07
Class 2-A-1		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		1.7	1.2	1.0	0.8	0.7	0.6
First Pay	(Month/Year)	Sep05	Sep05	Sep05	Sep05	Sep05	Sep05
Last Pay (Month/Year)		Dec08	Nov07	Jun07	Mar07	Dec06	Oct06
Class 2-A-2		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		6.8	4.5	3.0	2.0	1.7	1.5
First Pay	(Month/Year)	Dec08	Nov07	Jun07	Mar07	Dec06	Oct06
Last Pay (Month/Year)		Dec17	Nov13	Aug11	Jun08	Oct07	Jun07
Class 2-A-3		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		12.3	8.2	6.0	3.4	2.3	1.9
First Pay	(Month/Year)	Dec17	Nov13	Aug11	Jun08	Oct07	Jun07
Last Pay (Month/Year)		Dec17	Nov13	Aug11	Mar10	Jan08	Jul07
Class M-1	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.1	5.4	4.7	4.6	2.5	2.0
First Pay	(Month/Year)	Jul09	Dec08	Jul09	Mar10	Jan08	Jul07
Last Pay (Month/Year)		Dec17	Nov13	Aug11	Mar10	May08	Aug07
Class M-2	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.1	5.4	4.5	4.5	2.9	2.1
First Pay	(Month/Year)	Jul09	Nov08	Apr09	Dec09	May08	Aug07
Last Pay (Month/Year)		Dec17	Nov13	Aug11	Mar10	Feb09	Oct07
Class M-3	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.1	5.4	4.4	4.2	3.5	2.2
First Pay	(Month/Year)	Jul09	Oct08	Feb09	Aug09	Feb09	Oct07
Last Pay (Month/Year)		Dec17	Nov13	Aug11	Mar10	Feb09	Dec07
Class M-4	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.1	5.4	4.3	4.0	3.5	2.5
First Pay	(Month/Year)	Jul09	Oct08	Jan09	May09	Feb09	Dec07
Last Pay (Month/Year)		Dec17	Nov13	Aug11	Mar10	Feb09	Mar08
Class M-5	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.1	5.4	4.3	3.9	3.5	2.6
First Pay	(Month/Year)	Jul09	Oct08	Dec08	Apr09	Feb09	Mar08
Last Pay (Month/Year)		Dec17	Nov13	Aug11	Mar10	Feb09	Mar08
Class M-6	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.1	5.4	4.2	3.8	3.5	2.6
First Pay	(Month/Year)	Jul09	Sep08	Nov08	Feb09	Feb09	Mar08
Last Pay (Month/Year)		Dec17	Nov13	Aug11	Mar10	Feb09	Mar08
Class M-7	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.1	5.4	4.2	3.7	3.5	2.6
First Pay	(Month/Year)	Jul09	Sep08	Nov08	Jan09	Feb09	Mar08
Last Pay (Month/Year)		Dec17	Nov13	Aug11	Mar10	Feb09	Mar08
Class M-8	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.1	5.4	4.2	3.7	3.5	2.6
First Pay	(Month/Year)	Jul09	Sep08	Oct08	Dec08	Feb09	Mar08
Last Pay (Month/Year)		Dec17	Nov13	Aug11	Mar10	Feb09	Mar08

To Call (Continued)

Class B-1		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.1	5.4	4.2	3.6	3.5	2.6
First Pay	(Month/Year)	Jul09	Sep08	Oct08	Nov08	Jan09	Mar08
Last Pay	(Month/Year)	Dec17	Nov13	Aug11	Mar10	Feb09	Mar08
Class B-2		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.1	5.4	4.2	3.6	3.4	2.6
First Pay	(Month/Year)	Jul09	Sep08	Oct08	Oct08	Dec08	Mar08
Last Pay	(Month/Year)	Dec17	Nov13	Aug11	Mar10	Feb09	Mar08
Class B-3		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	7.9	5.3	4.1	3.5	3.2	2.6
First Pay	(Month/Year)	Jul09	Sep08	Sep08	Oct08	Oct08	Mar08
Last Pay	(Month/Year)	Dec17	Nov13	Aug11	Mar10	Feb09	Mar08

To Maturity

Class 1-A-2		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		4.5	3.1	2.2	1.5	1.2	1.1
First Pay	(Month/Year)	Sep05	Sep05	Sep05	Sep05	Sep05	Sep05
Last Pay	(Month/Year)	Jul30	Dec23	Sep19	Aug16	Jan08	Jul07
Class 2-A-1		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		1.7	1.2	1.0	0.8	0.7	0.6
First Pay	(Month/Year)	Sep05	Sep05	Sep05	Sep05	Sep05	Sep05
Last Pay	(Month/Year)	Dec08	Nov07	Jun07	Mar07	Dec06	Oct06
Class 2-A-2		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		6.9	4.5	3.0	2.0	1.7	1.5
First Pay (Month/Year)		Dec08	Nov07	Jun07	Mar07	Dec06	Oct06
Last Pay	(Month/Year)	Dec19	May15	Sep12	Jun08	Oct07	Jun07
Class 2-A-3		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		18.2	12.7	9.4	4.7	2.3	1.9
First Pay (Month/Year)		Dec19	May15	Sep12	Jun08	Oct07	Jun07
Last Pay	(Month/Year)	Jun30	Oct23	Jul19	Jun16	Jan08	Jul07
Class M-1	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.9	6.0	5.1	6.3	2.5	2.0
First Pay	(Month/Year)	Jul09	Dec08	Jul09	Oct10	Jan08	Jul07
Last Pay	(Month/Year)	May27	Nov20	Apr17	Aug14	May08	Aug07
Class M-2	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.9	6.0	4.9	5.0	3.2	2.1
First Pay	(Month/Year)	Jul09	Nov08	Apr09	Dec09	May08	Aug07
Last Pay	(Month/Year)	Jul26	Mar20	Sep16	Mar14	Jun14	Oct07
Class M-3	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.8	6.0	4.8	4.6	6.6	2.2
First Pay (Month/Year)		Jul09	Oct08	Feb09	Aug09	Apr11	Oct07
Last Pay	(Month/Year)	Aug25	Oct19	Feb16	Sep13	Sep13	Dec07
Class M-4	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.8	6.0	4.7	4.4	5.1	2.5
First Pay (Month/Year)		Jul09	Oct08	Jan09	May09	Apr10	Dec07
Last Pay	(Month/Year)	Nov24	Apr19	Sep15	May13	Sep11	Mar08
Class M-5	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.8	5.9	4.7	4.2	4.6	2.7
First Pay (Month/Year)		Jul09	Oct08	Dec08	Apr09	Dec09	Mar08
Last Pay (Month/Year)		Feb24	Aug18	Mar15	Dec12	Jun11	May08
Class M-6	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.7	5.9	4.6	4.1	4.2	3.2
First Pay	(Month/Year)	Jul09	Sep08	Nov08	Feb09	Jul09	May08
Last Pay	(Month/Year)	Jul23	Mar18	Nov14	Sep12	Mar11	Oct12
Class M-7	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.6	5.8	4.5	4.0	3.9	5.7
First Pay	(Month/Year)	Jul09	Sep08	Nov08	Jan09	Apr09	Jul10
Last Pay	(Month/Year)	Jul22	Jun17	Apr14	Apr12	Nov10	Jun12
Class M-8	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.6	5.8	4.5	3.9	3.7	4.6
First Pay	(Month/Year)	Jul09	Sep08	Oct08	Dec08	Feb09	Nov09
Last Pay	(Month/Year)	Aug21	Sep16	Sep13	Nov11	Jun10	Jul10

To Maturity (Continued)

Class B-1		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.5	5.7	4.4	3.8	3.6	4.0
First Pay	(Month/Year)	Jul09	Sep08	Oct08	Nov08	Jan09	Jun09
Last Pay	(Month/Year)	Jul20	Dec15	Feb13	May11	Feb10	Nov09
Class B-2		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.3	5.5	4.3	3.7	3.4	3.7
First Pay	(Month/Year)	Jul09	Sep08	Oct08	Oct08	Dec08	Mar09
Last Pay	(Month/Year)	Oct19	Feb15	Jul12	Dec10	Oct09	Jun09
Class B-3		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	7.9	5.3	4.1	3.5	3.3	3.4
First Pay	(Month/Year)	Jul09	Sep08	Sep08	Oct08	Oct08	Dec08
Last Pay	(Month/Year)	Apr18	Jan14	Oct11	Apr10	Apr09	Mar09

Effective Collateral Net WAC – Class 1-A-2

Spot LIBOR	Stressed LIBOR

	Net		Net		Net		Net		Net		tNe
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)
1	8.37%	26	8.56%	51	8.46%	1	8.37%	26	11.48%	51	10.78%
2	6.05%	27	8.31%	52	8.72%	2	11.76%	27	11.09%	52	11.12%
3	5.97%	28	8.56%	53	8.45%	3	11.38%	28	11.45%	53	10.75%
4	6.05%	29	8.35%	54	8.45%	4	11.76%	29	11.07%	54	10.74%
5	5.98%	30	8.34%	55	9.27%	5	11.38%	30	11.06%	55	11.87%
6	5.98%	31	8.86%	56	8.43%	6	11.37%	31	11.81%	56	10.71%
7	6.25%	32	8.33%	57	8.69%	7	12.59%	32	11.03%	57	11.05%
8	5.99%	33	8.58%	58	8.42%	8	11.37%	33	11.39%	58	10.68%
9	6.08%	34	8.34%	59	8.70%	9	11.74%	34	11.01%	59	11.02%
10	6.00%	35	8.77%	60	8.44%	10	11.36%	35	11.36%	60	10.65%
11	6.10%	36	8.50%	61	8.53%	11	11.73%	36	10.98%	61	10.61%
12	6.01%	37	8.50%	62	8.81%	12	11.35%	37	10.97%	62	10.95%
13	6.02%	38	8.75%	63	8.52%	13	11.34%	38	11.32%	63	10.58%
14	6.12%	39	8.49%	64	8.79%	14	11.71%	39	10.94%	64	10.92%
15	6.03%	40	8.74%	65	8.50%	15	11.33%	40	11.29%	65	10.56%
16	6.14%	41	8.52%	66	8.50%	16	11.70%	41	10.91%	66	10.54%
17	6.05%	42	8.51%	67	9.40%	17	11.32%	42	10.90%	67	11.66%
18	6.05%	43	9.35%	68	8.48%	18	11.31%	43	12.05%	68	10.51%
19	6.38%	44	8.50%	69	8.76%	19	12.52%	44	10.87%	69	10.85%
20	6.07%	45	8.76%	70	8.47%	20	11.30%	45	11.22%	70	10.48%
21	6.18%	46	8.49%	71	8.75%	21	11.67%	46	10.85%	71	10.83%
22	6.09%	47	8.75%	72	8.46%	22	11.26%	47	11.19%	72	10.46%
23	8.61%	48	8.48%			23	11.59%	48	10.82%
24	8.34%	49	8.47%			24	11.18%	49	10.81%
25	8.33%	50	8.73%			25	11.15%	50	11.15%

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 4.00% and one-month LIBOR is 3.65%; run at the Pricing Scenario (to call).   Net WAC indicates the weighted-average net interest rate of the Group 1 Mortgage Loans, adjusted to include Group 1 net payments from the Swap Agreement. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

(2) Achieved assuming each adjustable rate Mortgage Loan index and one-month LIBOR increase to 20.00% in period 2; run at the Pricing Scenario. Net WAC indicates the lesser of the weighted-average net interest rate of the Group 1 Mortgage Loans, adjusted to include net payments to Group 1 under the Swap Agreement, and the weighted-average maximum rate on the Group 1 mortgage loans. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

Effective Collateral Net WAC – Class 2-A-1, Class 2-A-2 and Class 2-A-3

Spot LIBOR	Stressed LIBOR

	Net		Net		Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)
1	8.33%	26	8.61%	51	8.59%	1	8.33%	26	11.49%	51	10.82%
2	6.02%	27	8.36%	52	8.85%	2	11.75%	27	11.11%	52	11.17%
3	5.94%	28	8.61%	53	8.58%	3	11.37%	28	11.47%	53	10.79%
4	6.03%	29	8.48%	54	8.57%	4	11.75%	29	11.09%	54	10.78%
5	5.95%	30	8.47%	55	9.41%	5	11.37%	30	11.08%	55	11.92%
6	5.96%	31	9.00%	56	8.56%	6	11.37%	31	11.83%	56	10.76%
7	6.22%	32	8.47%	57	8.82%	7	12.58%	32	11.05%	57	11.10%
8	5.96%	33	8.72%	58	8.55%	8	11.36%	33	11.41%	58	10.73%
9	6.05%	34	8.47%	59	8.83%	9	11.74%	34	11.03%	59	11.07%
10	5.98%	35	8.88%	60	8.56%	10	11.36%	35	11.39%	60	10.70%
11	6.07%	36	8.61%	61	8.65%	11	11.73%	36	11.01%	61	10.67%
12	5.99%	37	8.61%	62	8.94%	12	11.35%	37	11.00%	62	11.01%
13	6.00%	38	8.87%	63	8.64%	13	11.34%	38	11.35%	63	10.64%
14	6.10%	39	8.60%	64	8.93%	14	11.71%	39	10.97%	64	10.98%
15	6.01%	40	8.86%	65	8.63%	15	11.33%	40	11.32%	65	10.62%
16	6.11%	41	8.64%	66	8.63%	16	11.70%	41	10.95%	66	10.61%
17	6.03%	42	8.63%	67	9.55%	17	11.32%	42	10.93%	67	11.73%
18	6.03%	43	9.48%	68	8.62%	18	11.31%	43	12.09%	68	10.58%
19	6.36%	44	8.62%	69	8.90%	19	12.52%	44	10.91%	69	10.92%
20	6.05%	45	8.88%	70	8.61%	20	11.30%	45	11.26%	70	10.55%
21	6.16%	46	8.61%	71	8.89%	21	11.67%	46	10.88%	71	10.90%
22	6.08%	47	8.87%	72	8.59%	22	11.26%	47	11.23%	72	10.53%
23	8.65%	48	8.60%			23	11.60%	48	10.86%
24	8.39%	49	8.60%			24	11.20%	49	10.85%
25	8.37%	50	8.86%			25	11.16%	50	11.19%

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 4.00% and one-month LIBOR is 3.65%; run at the Pricing Scenario (to call).  Net WAC indicates the weighted-average net interest rate of the Group 2 Mortgage Loans, adjusted to include Group 2 net payments from the Swap Agreement. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

(2) Achieved assuming each adjustable rate Mortgage Loan index and one-month LIBOR increase to 20.00% in period 2; run at the Pricing Scenario. Net WAC indicates the lesser of the weighted-average net interest rate of the Group 2 Mortgage Loans, adjusted to include net payments to Group 2 under the Swap Agreement, and the weighted-average maximum rate on the Group 2 mortgage loans. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

Effective Collateral Net WAC – Mezzanine & Subordinate Classes

Spot LIBOR	Stressed LIBOR

	Net		Net		Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)
1	8.35%	26	8.59%	51	8.53%	1	8.35%	26	11.49%	51	10.80%
2	6.03%	27	8.34%	52	8.79%	2	11.75%	27	11.10%	52	11.15%
3	5.96%	28	8.59%	53	8.52%	3	11.37%	28	11.46%	53	10.77%
4	6.04%	29	8.42%	54	8.52%	4	11.75%	29	11.08%	54	10.76%
5	5.96%	30	8.42%	55	9.35%	5	11.37%	30	11.07%	55	11.90%
6	5.97%	31	8.94%	56	8.51%	6	11.37%	31	11.82%	56	10.73%
7	6.24%	32	8.41%	57	8.76%	7	12.59%	32	11.04%	57	11.08%
8	5.98%	33	8.66%	58	8.50%	8	11.37%	33	11.40%	58	10.71%
9	6.07%	34	8.41%	59	8.78%	9	11.74%	34	11.02%	59	11.05%
10	5.99%	35	8.83%	60	8.51%	10	11.36%	35	11.37%	60	10.68%
11	6.08%	36	8.56%	61	8.60%	11	11.73%	36	11.00%	61	10.64%
12	6.00%	37	8.56%	62	8.88%	12	11.35%	37	10.98%	62	10.98%
13	6.01%	38	8.82%	63	8.59%	13	11.34%	38	11.34%	63	10.61%
14	6.11%	39	8.55%	64	8.87%	14	11.71%	39	10.96%	64	10.95%
15	6.02%	40	8.81%	65	8.58%	15	11.33%	40	11.31%	65	10.59%
16	6.12%	41	8.58%	66	8.57%	16	11.70%	41	10.93%	66	10.58%
17	6.04%	42	8.58%	67	9.48%	17	11.32%	42	10.92%	67	11.70%
18	6.04%	43	9.42%	68	8.56%	18	11.31%	43	12.08%	68	10.55%
19	6.37%	44	8.57%	69	8.84%	19	12.52%	44	10.89%	69	10.89%
20	6.05%	45	8.83%	70	8.55%	20	11.30%	45	11.24%	70	10.52%
21	6.16%	46	8.56%	71	8.83%	21	11.67%	46	10.87%	71	10.87%
22	6.08%	47	8.82%	72	8.54%	22	11.26%	47	11.22%	72	10.50%
23	8.63%	48	8.55%			23	11.60%	48	10.84%
24	8.37%	49	8.54%			24	11.19%	49	10.83%
25	8.35%	50	8.80%			25	11.15%	50	11.18%

_________________________________

(1)

Achieved assuming each adjustable rate Mortgage Loan index equals 4.00% and one-month LIBOR is 3.65%; run at the Pricing Scenario (to call). Net WAC indicates the weighted-average net interest rate of the Group 2 Mortgage Loans, adjusted to include Group 2 net payments from the Swap Agreement. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

(2)

Achieved assuming each adjustable rate Mortgage Loan index and one-month LIBOR increase to 20.00% in period 2; run at the Pricing Scenario. Net WAC indicates the lesser of the weighted-average net interest rate of the Group 2 Mortgage Loans, adjusted to include net payments to Group 2 under the Swap Agreement, and the weighted-average maximum rate on the Group 2 mortgage loans. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

	Forward Libor		Static Libor
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	28.55%	20.06%	29.15%	20.32%
Class M-2	22.60%	17.18%	23.20%	17.49%
Class M-3	19.50%	15.48%	20.10%	15.82%
Class M-4	16.80%	13.88%	17.40%	14.25%
Class M-5	15.10%	12.81%	15.70%	13.19%
Class M-6	12.95%	11.37%	13.55%	11.77%
Class M-7	11.25%	10.15%	11.85%	10.59%
Class M-8	9.85%	9.10%	10.45%	9.55%
Class B-1	8.75%	8.24%	9.30%	8.67%
Class B-2	7.55%	7.26%	8.10%	7.71%
Class B-3	6.55%	6.41%	7.05%	6.84%

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 23.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,521
Total Outstanding Loan Balance	$799,740,390*	Min	Max
Average Loan Current Balance	$144,854	$2,291	$1,496,709
Weighted Average Original LTV	81.0%**
Weighted Average Coupon	7.20%	4.63%	13.69%
Arm Weighted Average Coupon	7.03%
Fixed Weighted Average Coupon	8.01%
Weighted Average Margin	6.05%	2.75%	10.85%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	82.7%
% Fixed	17.3%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$800,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.63 - 5.00	20	5,391,107	0.7	4.90	77.4	673
5.01 - 5.50	102	26,276,491	3.3	5.30	76.9	681
5.51 - 6.00	333	73,708,556	9.2	5.83	78.0	656
6.01 - 6.50	664	129,527,316	16.2	6.31	78.5	648
6.51 - 7.00	1,122	194,531,787	24.3	6.80	79.4	636
7.01 - 7.50	751	115,154,903	14.4	7.28	80.9	625
7.51 - 8.00	686	98,052,716	12.3	7.76	82.6	617
8.01 - 8.50	439	56,446,886	7.1	8.28	83.6	609
8.51 - 9.00	397	45,305,336	5.7	8.77	84.1	593
9.01 - 9.50	205	17,159,369	2.1	9.28	87.6	596
9.51 - 10.00	314	17,638,569	2.2	9.87	90.9	614
10.01 - 10.50	123	6,187,613	0.8	10.31	92.2	637
10.51 - 11.00	158	7,303,031	0.9	10.79	94.3	628
11.01 - 11.50	72	3,091,198	0.4	11.32	96.1	632
11.51 - 12.00	89	2,408,851	0.3	11.82	96.9	598
12.01 - 12.50	28	1,017,066	0.1	12.27	95.5	607
12.51 - 13.00	14	409,743	0.1	12.75	94.3	587
13.01 - 13.50	2	74,970	0.0	13.16	56.9	548
13.51 - 13.69	2	54,881	0.0	13.67	50.9	496
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	2	91,805	0.0	9.86	65.7	0
426 - 450	3	124,659	0.0	10.13	78.7	438
451 - 475	5	416,230	0.1	10.53	86.5	461
476 - 500	19	1,191,490	0.1	9.96	76.7	490
501 - 525	120	17,059,434	2.1	8.35	73.0	516
526 - 550	255	35,100,880	4.4	8.03	75.2	540
551 - 575	464	63,045,282	7.9	7.66	78.1	564
576 - 600	902	116,707,135	14.6	7.35	80.8	589
601 - 625	1,051	143,510,766	17.9	7.24	81.6	612
626 - 650	983	140,908,818	17.6	7.09	81.7	638
651 - 675	759	118,451,413	14.8	6.98	82.3	662
676 - 700	472	78,754,293	9.8	6.86	82.5	687
701 - 725	211	36,561,294	4.6	6.85	82.6	711
726 - 750	156	26,025,112	3.3	6.64	82.4	737
751 - 775	82	14,799,135	1.9	6.70	82.9	761
776 - 800	32	6,622,402	0.8	6.36	79.1	786
801 - 816	5	370,244	0.0	7.37	84.6	805
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
2,291 - 50,000	837	27,397,644	3.4	9.55	86.9	627
50,001 - 100,000	1,542	112,497,337	14.1	7.87	82.2	620
100,001 - 150,000	1,164	144,105,265	18.0	7.32	81.8	624
150,001 - 200,000	727	126,572,873	15.8	7.06	80.2	626
200,001 - 250,000	444	99,385,191	12.4	7.03	80.8	631
250,001 - 300,000	279	76,681,863	9.6	6.87	80.1	638
300,001 - 350,000	177	57,368,822	7.2	6.87	80.6	638
350,001 - 400,000	148	55,617,521	7.0	6.55	78.7	643
400,001 - 450,000	83	35,325,268	4.4	6.65	80.8	653
450,001 - 500,000	68	32,668,617	4.1	6.79	81.2	644
500,001 - 550,000	18	9,413,741	1.2	7.24	80.1	635
550,001 - 600,000	14	8,073,934	1.0	6.60	82.2	676
600,001 - 750,000	16	10,383,944	1.3	6.90	79.9	638
800,001 - 850,000	1	833,000	0.1	6.70	70.0	688
900,001 - 950,000	1	943,662	0.1	7.75	68.7	662
950,001 - 1,496,709	2	2,471,709	0.3	5.72	72.7	705
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
12.200 - 50.000	140	13,102,306	1.6	7.10	39.6	605
50.001 - 55.000	60	8,331,424	1.0	7.18	53.0	587
55.001 - 60.000	85	12,755,815	1.6	6.95	58.2	612
60.001 - 65.000	130	21,039,150	2.6	6.89	63.3	601
65.001 - 70.000	190	32,979,797	4.1	7.02	68.6	611
70.001 - 75.000	324	51,797,924	6.5	7.09	73.9	605
75.001 - 80.000	2,278	379,784,470	47.5	6.82	79.8	643
80.001 - 85.000	463	82,752,346	10.3	7.26	84.4	612
85.001 - 90.000	723	111,883,024	14.0	7.49	89.6	626
90.001 - 95.000	218	31,839,150	4.0	7.81	94.7	645
95.001 - 100.000	910	53,474,984	6.7	9.25	99.9	651
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,438	173,478,789	21.7	7.53	81.8	632
0.50	9	786,665	0.1	7.56	81.8	598
1.00	132	24,399,766	3.1	7.30	80.9	647
2.00	2,737	432,952,631	54.1	7.13	81.2	631
2.50	6	1,135,802	0.1	7.76	86.9	612
3.00	1,150	160,813,037	20.1	6.98	79.8	633
5.00	49	6,173,701	0.8	7.44	76.3	598
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	3,539	461,776,496	57.7	7.08	81.7	621
Reduced	1,024	167,236,724	20.9	7.41	81.3	650
No Income/ No Asset	56	6,201,531	0.8	8.10	73.8	636
Stated Income / Stated Assets	902	164,525,638	20.6	7.27	79.2	642
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	5,083	747,233,867	93.4	7.16	81.0	630
Second Home	28	5,374,649	0.7	7.36	84.2	676
Investor	410	47,131,874	5.9	7.78	81.3	659
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	777	205,981,220	25.8	6.70	78.1	640
Florida	559	82,814,976	10.4	7.36	81.0	635
Texas	452	37,821,723	4.7	7.63	82.2	619
Arizona	252	35,944,190	4.5	7.21	81.6	630
Nevada	160	32,615,052	4.1	7.19	80.2	640
Ohio	307	28,681,423	3.6	7.54	84.7	611
Virginia	158	24,015,845	3.0	7.43	80.0	614
Michigan	227	23,246,115	2.9	7.68	81.3	617
Washington	146	22,550,716	2.8	7.03	81.7	655
Colorado	120	19,661,838	2.5	6.96	82.8	640
Georgia	144	19,626,066	2.5	7.28	83.3	636
North Carolina	184	18,674,020	2.3	7.61	82.0	608
Illinois	127	18,612,131	2.3	7.17	81.7	644
New York	93	18,575,723	2.3	7.37	79.4	643
Pennsylvania	166	18,265,512	2.3	7.39	81.4	619
Other	1,649	192,653,839	24.1	7.40	82.9	627
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,695	366,595,654	45.8	7.26	83.4	650
Refinance - Rate Term	356	50,934,827	6.4	6.97	80.9	626
Refinance - Cashout	2,470	382,209,908	47.8	7.17	78.7	615
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	3,453	600,720,761	75.1	7.07	80.9	631
Arm 3/27	293	51,735,464	6.5	6.68	78.7	627
Arm 5/25	44	8,841,970	1.1	6.37	75.4	664
Arm 6 Month	1	76,374	0.0	6.99	90.0	574
Fixed Balloon 15 /30	530	24,187,202	3.0	10.41	97.9	654
Fixed Rate	1,200	114,178,618	14.3	7.50	79.8	631
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	4,541	633,417,171	79.2	7.20	81.2	628
PUD	440	83,581,490	10.5	7.10	80.5	633
Condo	272	36,107,666	4.5	7.12	80.6	652
2 Family	153	23,342,485	2.9	7.34	79.4	648
3-4 Family	92	21,266,902	2.7	7.45	79.3	668
Manufactured Housing	23	2,024,676	0.3	8.41	87.4	677
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.75 - 4.00	93	21,884,646	3.3	6.56	80.4	675
4.01 - 4.50	108	18,311,321	2.8	6.16	78.4	649
4.51 - 5.00	322	60,523,141	9.2	6.21	78.7	651
5.01 - 5.50	485	95,599,646	14.5	6.51	79.7	645
5.51 - 6.00	843	153,359,324	23.2	6.64	79.7	637
6.01 - 6.50	602	109,930,547	16.6	7.04	81.4	631
6.51 - 7.00	610	100,000,042	15.1	7.51	81.9	615
7.01 - 7.50	333	50,373,020	7.6	8.02	81.3	609
7.51 - 8.00	208	30,818,289	4.7	8.40	83.4	600
8.01 - 8.50	100	11,434,580	1.7	8.96	84.3	575
8.51 - 9.00	65	7,192,481	1.1	9.34	82.8	570
9.01 - 9.50	12	1,176,046	0.2	9.79	79.2	537
9.51 - 10.00	8	677,797	0.1	9.95	76.2	538
10.01 - 10.50	1	57,703	0.0	10.39	70.0	540
10.51 - 10.85	1	35,987	0.0	10.85	80.0	579
Total:	3,791	661,374,570	100.0	7.03	80.6	631

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	24	2,639,665	0.4	9.58	72.4	604
4 - 6	7	503,559	0.1	9.16	69.1	624
7 - 9	1	55,609	0.0	8.75	78.4	599
13 - 15	2	478,584	0.1	6.35	83.1	614
16 - 18	27	6,301,801	1.0	6.05	81.4	651
19 - 21	693	119,114,202	18.0	6.86	79.4	628
22 - 24	2,708	472,307,663	71.4	7.12	81.3	631
25 - 27	2	364,130	0.1	7.08	59.6	627
28 - 30	7	1,401,013	0.2	6.46	75.5	620
31 - 33	74	15,830,039	2.4	6.42	78.6	637
34 - 36	202	33,536,335	5.1	6.74	79.0	624
37 - 59	44	8,841,970	1.3	6.37	75.4	664
Total:	3,791	661,374,570	100.0	7.03	80.6	631

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
8.80 - 9.50	2	226,824	0.0	6.39	80.0	667
9.51 - 11.50	193	47,382,504	7.2	5.92	78.4	658
11.51 - 12.00	317	68,146,686	10.3	6.08	78.3	654
12.01 - 12.50	467	95,115,387	14.4	6.34	79.3	648
12.51 - 13.00	669	127,890,072	19.3	6.77	79.5	632
13.01 - 13.50	464	80,506,463	12.2	7.05	81.7	626
13.51 - 14.00	586	92,739,151	14.0	7.35	82.0	627
14.01 - 14.50	422	60,441,450	9.1	7.76	82.7	620
14.51 - 15.00	311	43,753,350	6.6	8.25	81.9	604
15.01 - 15.50	147	20,132,278	3.0	8.60	82.6	589
15.51 - 16.00	127	15,234,340	2.3	9.04	84.1	583
16.01 - 16.50	42	5,420,832	0.8	9.30	84.6	589
16.51 - 17.00	27	2,731,416	0.4	9.94	84.5	584
17.01 - 17.50	10	989,982	0.1	10.34	76.3	592
17.51 - 18.00	5	603,439	0.1	10.81	87.7	607
18.01 - 18.80	2	60,397	0.0	11.47	82.5	593
Total:	3,791	661,374,570	100.0	7.03	80.6	631

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.75 - 4.50	37	7,329,593	1.1	6.02	78.4	651
4.51 - 5.50	316	68,584,312	10.4	5.96	78.2	651
5.51 - 6.00	458	92,718,018	14.0	6.23	78.7	649
6.01 - 6.50	604	115,694,071	17.5	6.55	79.9	641
6.51 - 7.00	891	159,004,983	24.0	6.98	80.7	630
7.01 - 7.50	500	82,386,894	12.5	7.43	81.8	623
7.51 - 8.00	365	57,705,113	8.7	7.87	81.9	617
8.01 - 8.50	253	35,488,512	5.4	8.36	83.9	610
8.51 - 9.00	202	25,712,671	3.9	8.79	83.9	587
9.01 - 9.50	78	8,250,621	1.2	9.29	85.6	577
9.51 - 10.00	60	6,226,333	0.9	9.80	83.9	576
10.01 - 10.50	15	1,179,664	0.2	10.23	78.6	575
10.51 - 11.00	9	897,853	0.1	10.81	84.5	583
11.01 - 11.50	2	166,039	0.0	11.44	62.3	626
11.51 - 11.80	1	29,893	0.0	11.80	80.0	655
Total:	3,791	661,374,570	100.0	7.03	80.6	631

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3	489,869	0.1	6.80	79.3	584
1.50	139	34,895,430	5.3	6.87	79.8	627
2.00	513	73,396,288	11.1	6.84	79.1	635
3.00	3,081	541,111,994	81.8	7.05	80.9	631
5.00	14	2,514,380	0.4	7.45	73.3	658
6.00	1	403,429	0.1	8.00	80.0	633
7.00	40	8,563,181	1.3	7.71	80.3	616
Total:	3,791	661,374,570	100.0	7.03	80.6	631

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3,404	588,736,424	89.0	6.99	80.6	633
1.50	318	59,289,110	9.0	7.27	81.5	618
2.00	69	13,349,036	2.0	7.90	78.5	593
Total:	3,791	661,374,570	100.0	7.03	80.6	631

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	4,757	608,796,422	76.1	7.35	81.2	625
24	108	31,972,928	4.0	6.68	82.1	653
36	28	7,810,530	1.0	6.49	77.3	628
60	594	143,438,271	17.9	6.72	80.3	652
84	6	769,200	0.1	6.48	79.8	646
120	28	6,953,038	0.9	6.83	78.3	668
Total:	5,521	799,740,390	100.0	7.20	81.0	632

  *     Note, for second liens, CLTV is employed in this calculation

Statistical Collateral Summary – Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 20.2% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,937
Total Outstanding Loan Balance	$350,492,657*	Min	Max
Average Loan Current Balance	$119,337	$2,291	$649,466
Weighted Average Original LTV	81.1%**
Weighted Average Coupon	7.21%	4.63%	13.65%
Arm Weighted Average Coupon	7.09%
Fixed Weighted Average Coupon	7.81%
Weighted Average Margin	6.04%	3.25%	10.14%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	82.7%
% Fixed	17.3%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$349,625,000]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.63 - 5.00	12	2,633,032	0.8	4.90	74.4	683
5.01 - 5.50	59	10,951,958	3.1	5.27	73.5	664
5.51 - 6.00	193	31,766,685	9.1	5.85	76.5	650
6.01 - 6.50	378	54,028,090	15.4	6.31	77.5	634
6.51 - 7.00	643	88,411,757	25.2	6.82	79.4	636
7.01 - 7.50	376	48,239,252	13.8	7.27	81.6	628
7.51 - 8.00	361	43,617,246	12.4	7.75	83.7	629
8.01 - 8.50	218	25,128,830	7.2	8.28	84.9	614
8.51 - 9.00	208	20,650,471	5.9	8.77	86.2	604
9.01 - 9.50	104	8,403,455	2.4	9.26	87.8	603
9.51 - 10.00	177	8,851,312	2.5	9.85	92.6	622
10.01 - 10.50	73	3,093,895	0.9	10.34	94.3	646
10.51 - 11.00	61	2,268,439	0.6	10.81	93.1	635
11.01 - 11.50	36	1,281,444	0.4	11.33	94.1	646
11.51 - 12.00	23	675,067	0.2	11.81	99.4	621
12.01 - 12.50	6	274,197	0.1	12.26	96.5	623
12.51 - 13.00	7	154,277	0.0	12.79	92.4	593
13.01 - 13.50	1	39,588	0.0	13.23	70.0	599
13.51 - 13.65	1	23,663	0.0	13.65	39.0	0
Total:	2,937	350,492,657	100.0	7.21	81.1	632

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	1	23,663	0.0	13.65	39.0	0
426 - 450	2	104,025	0.0	10.32	80.4	437
451 - 475	1	52,930	0.0	9.88	96.9	472
476 - 500	3	107,997	0.0	11.02	73.3	484
501 - 525	27	3,285,364	0.9	8.10	76.6	521
526 - 550	82	10,693,882	3.1	7.96	73.4	541
551 - 575	219	27,900,589	8.0	7.69	78.1	565
576 - 600	432	56,069,950	16.0	7.27	79.6	589
601 - 625	571	68,188,362	19.5	7.22	81.3	612
626 - 650	604	68,640,817	19.6	7.14	82.1	638
651 - 675	443	49,984,887	14.3	7.11	82.6	662
676 - 700	284	33,298,324	9.5	6.96	82.4	685
701 - 725	114	14,130,391	4.0	6.97	83.0	711
726 - 750	90	10,151,303	2.9	6.90	83.4	736
751 - 775	43	5,597,736	1.6	6.71	83.8	761
776 - 800	17	1,918,377	0.5	6.90	80.5	787
801 - 816	4	344,060	0.1	7.29	83.4	806
Total:	2,937	350,492,657	100.0	7.21	81.1	632

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
2,291 - 50,000	442	15,161,532	4.3	9.38	87.3	642
50,001 - 100,000	968	71,035,904	20.3	7.60	81.9	630
100,001 - 150,000	810	100,621,419	28.7	7.14	81.8	633
150,001 - 200,000	314	53,998,011	15.4	6.93	80.2	628
200,001 - 250,000	168	37,633,011	10.7	7.06	80.5	629
250,001 - 300,000	129	35,573,880	10.1	6.72	79.2	628
300,001 - 350,000	79	25,646,374	7.3	6.77	79.2	633
350,001 - 400,000	18	6,477,521	1.8	6.57	78.1	653
400,001 - 450,000	5	2,078,242	0.6	7.21	79.2	682
450,001 - 500,000	1	453,766	0.1	7.09	90.0	650
500,001 - 550,000	1	545,929	0.2	8.65	95.0	655
600,001 - 649,466	2	1,267,066	0.4	7.42	70.3	649
Total:	2,937	350,492,657	100.0	7.21	81.1	632

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
12.200 - 50.000	93	8,532,276	2.4	6.96	38.4	617
50.001 - 55.000	33	4,403,451	1.3	7.13	53.0	580
55.001 - 60.000	48	5,849,231	1.7	6.89	58.5	620
60.001 - 65.000	72	10,785,329	3.1	6.63	63.0	616
65.001 - 70.000	107	16,149,993	4.6	6.73	68.6	620
70.001 - 75.000	165	25,073,313	7.2	6.99	73.9	614
75.001 - 80.000	1,133	141,870,716	40.5	6.82	79.8	641
80.001 - 85.000	197	31,492,220	9.0	7.20	84.2	617
85.001 - 90.000	469	60,380,801	17.2	7.55	89.7	624
90.001 - 95.000	126	17,434,190	5.0	7.75	94.8	642
95.001 - 100.000	494	28,521,137	8.1	8.98	99.9	654
Total:	2,937	350,492,657	100.0	7.21	81.1	632

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	733	73,429,225	21.0	7.51	81.8	632
0.50	1	105,486	0.0	9.09	80.0	616
1.00	59	7,488,526	2.1	7.41	82.6	647
2.00	1,508	190,340,952	54.3	7.20	81.5	628
2.50	2	365,311	0.1	7.27	87.0	632
3.00	634	78,763,158	22.5	6.95	79.4	639
Total:	2,937	350,492,657	100.0	7.21	81.1	632

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,794	205,435,462	58.6	7.02	82.8	628
Reduced	520	54,759,355	15.6	7.65	80.2	644
No Income/ No Asset	43	3,643,340	1.0	7.97	69.2	633
Stated Income / Stated Assets	580	86,654,500	24.7	7.37	78.1	633
Total:	2,937	350,492,657	100.0	7.21	81.1	632

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	2,674	318,532,387	90.9	7.17	81.0	628
Second Home	17	2,522,543	0.7	7.05	86.8	688
Investor	246	29,437,728	8.4	7.74	82.0	666
Total:	2,937	350,492,657	100.0	7.21	81.1	632

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	320	66,815,456	19.1	6.83	75.1	629
Florida	292	33,408,674	9.5	7.33	80.5	638
Texas	286	21,469,844	6.1	7.51	81.5	626
Ohio	196	19,505,724	5.6	7.33	85.6	617
Arizona	154	19,166,206	5.5	7.19	82.6	640
Michigan	124	11,865,492	3.4	7.57	82.5	627
Nevada	74	11,800,576	3.4	7.10	80.3	635
Washington	86	11,625,231	3.3	7.08	81.6	652
North Carolina	113	11,083,036	3.2	7.41	83.3	617
Colorado	71	11,023,837	3.1	6.95	82.8	640
Tennessee	103	9,808,329	2.8	7.42	84.7	638
Pennsylvania	104	9,555,034	2.7	7.36	81.2	624
Illinois	68	9,531,700	2.7	6.97	82.3	644
New Jersey	50	8,794,730	2.5	7.20	79.6	636
Virginia	66	8,451,922	2.4	7.10	82.2	638
Other	830	86,586,868	24.7	7.36	83.4	630
Total:	2,937	350,492,657	100.0	7.21	81.1	632

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,466	128,372,911	36.6	7.60	84.7	642
Refinance - Rate Term	295	37,673,530	10.7	7.05	81.0	628
Refinance - Cashout	1,176	184,446,216	52.6	6.98	78.6	625
Total:	2,937	350,492,657	100.0	7.21	81.1	632

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	1,910	261,200,025	74.5	7.14	81.1	627
Arm 3/27	158	24,493,248	7.0	6.65	79.4	631
Arm 5/25	27	4,068,107	1.2	6.49	75.4	652
Arm 6 Month	1	76,374	0.0	6.99	90.0	574
Fixed Balloon 15/30	273	10,390,773	3.0	10.33	98.4	660
Fixed Rate	568	50,264,130	14.3	7.29	78.8	651
Total:	2,937	350,492,657	100.0	7.21	81.1	632

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	2,400	277,667,013	79.2	7.21	81.5	629
PUD	216	29,624,624	8.5	7.13	80.2	631
Condo	177	19,493,951	5.6	7.18	80.3	645
2 Family	88	11,731,714	3.3	7.33	79.0	639
3-4 Family	47	11,093,742	3.2	7.51	76.7	668
Manufactured Housing	9	881,614	0.3	7.85	85.5	686
Total:	2,937	350,492,657	100.0	7.21	81.1	632

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.00	49	7,990,915	2.8	6.69	79.8	671
4.01 - 4.50	75	10,749,135	3.7	6.23	78.9	642
4.51 - 5.00	214	33,188,506	11.5	6.24	78.5	647
5.01 - 5.50	277	40,840,730	14.1	6.53	78.4	632
5.51 - 6.00	469	64,688,138	22.3	6.73	79.7	630
6.01 - 6.50	298	41,341,668	14.3	7.18	82.0	625
6.51 - 7.00	337	46,380,050	16.0	7.58	83.2	621
7.01 - 7.50	172	21,827,081	7.5	8.09	82.1	617
7.51 - 8.00	112	13,486,775	4.7	8.53	85.7	593
8.01 - 8.50	51	5,337,441	1.8	8.96	87.4	587
8.51 - 9.00	36	3,497,415	1.2	9.34	85.9	587
9.01 - 9.50	2	121,067	0.0	10.09	90.0	545
9.51 - 10.00	3	331,130	0.1	9.69	67.9	533
10.01 - 10.14	1	57,703	0.0	10.39	70.0	540
Total:	2,096	289,837,755	100.0	7.09	80.9	627

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	20	1,823,270	0.6	9.62	69.0	609
4 - 6	4	194,079	0.1	11.05	60.4	631
7 - 9	1	55,609	0.0	8.75	78.4	599
13 - 15	1	294,624	0.1	6.79	85.0	591
16 - 18	13	1,805,912	0.6	6.76	76.3	643
19 - 21	384	51,656,892	17.8	6.79	78.7	624
22 - 24	1,494	205,663,595	71.0	7.21	81.9	627
28 - 30	3	577,311	0.2	6.17	72.5	641
31 - 33	43	8,087,999	2.8	6.32	78.7	644
34 - 36	106	15,610,355	5.4	6.80	80.2	624
37 - 59	27	4,068,107	1.4	6.49	75.4	652
Total:	2,096	289,837,755	100.0	7.09	80.9	627

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
8.80 - 9.50	2	226,824	0.1	6.39	80.0	667
9.51 - 11.50	101	18,630,226	6.4	5.80	75.7	655
11.51 - 12.00	185	30,792,070	10.6	6.14	77.4	649
12.01 - 12.50	274	40,341,828	13.9	6.37	78.4	632
12.51 - 13.00	388	58,445,284	20.2	6.80	79.4	627
13.01 - 13.50	233	32,961,130	11.4	7.09	82.6	623
13.51 - 14.00	293	36,872,202	12.7	7.39	84.0	632
14.01 - 14.50	227	27,302,798	9.4	7.82	83.6	618
14.51 - 15.00	188	22,024,874	7.6	8.26	83.8	612
15.01 - 15.50	77	9,158,578	3.2	8.62	86.5	599
15.51 - 16.00	71	7,177,182	2.5	9.00	84.3	587
16.01 - 16.50	28	3,439,896	1.2	9.35	81.9	592
16.51 - 17.00	19	1,747,134	0.6	9.83	84.7	582
17.01 - 17.50	5	387,440	0.1	10.64	80.4	621
17.51 - 18.00	4	299,784	0.1	10.88	75.2	565
18.01 - 18.15	1	30,504	0.0	11.15	85.0	532
Total:	2,096	289,837,755	100.0	7.09	80.9	627

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.60 - 4.50	23	3,512,022	1.2	6.18	80.0	637
4.51 - 5.50	186	30,017,415	10.4	5.96	76.4	642
5.51 - 6.00	262	40,847,745	14.1	6.28	78.3	643
6.01 - 6.50	329	48,016,345	16.6	6.62	79.5	629
6.51 - 7.00	494	70,897,911	24.5	7.04	81.2	628
7.01 - 7.50	268	36,212,625	12.5	7.48	82.4	622
7.51 - 8.00	198	24,562,006	8.5	7.89	84.0	628
8.01 - 8.50	126	14,451,517	5.0	8.39	85.1	611
8.51 - 9.00	114	12,430,426	4.3	8.81	85.2	591
9.01 - 9.50	43	4,628,084	1.6	9.24	87.9	587
9.51 - 10.00	36	3,169,209	1.1	9.74	85.3	580
10.01 - 10.50	10	577,123	0.2	10.32	83.7	578
10.51 - 11.00	5	349,288	0.1	10.84	75.9	563
11.01 - 11.50	2	166,039	0.1	11.44	62.3	626
Total:	2,096	289,837,755	100.0	7.09	80.9	627

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1	76,374	0.0	6.99	90.0	574
1.50	81	16,566,015	5.7	7.14	79.0	621
2.00	241	27,301,083	9.4	6.87	78.6	644
3.00	1,746	241,433,077	83.3	7.10	81.4	626
5.00	10	1,535,572	0.5	7.51	69.0	664
7.00	17	2,925,633	1.0	7.67	78.6	633
Total:	2,096	289,837,755	100.0	7.09	80.9	627

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,869	255,727,441	88.2	7.03	80.8	629
1.50	186	27,020,153	9.3	7.40	82.0	617
2.00	41	7,090,160	2.4	7.86	79.8	609
Total:	2,096	289,837,755	100.0	7.09	80.9	627

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	2,552	279,712,212	79.8	7.31	81.4	629
24	40	9,219,089	2.6	6.88	82.1	634
36	15	3,396,650	1.0	6.67	76.5	618
60	312	55,276,366	15.8	6.82	80.0	643
84	4	528,400	0.2	6.40	79.7	656
120	14	2,359,941	0.7	7.07	76.0	665
Total:	2,937	350,492,657	100.0	7.21	81.1	632

*     Note, for second liens, CLTV is employed in this calculation

Statistical Collateral Summary – Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 26.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,584
Total Outstanding Loan Balance	$449,247,733*	Min	Max
Average Loan Current Balance	$173,857	$9,994	$1,496,709
Weighted Average Original LTV	81.0%**
Weighted Average Coupon	7.19%	4.63%	13.69%
Arm Weighted Average Coupon	6.98%
Fixed Weighted Average Coupon	8.17%
Weighted Average Margin	6.06%	2.75%	10.85%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	82.7%
% Fixed	17.3%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$450,375,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.63 - 5.00	8	2,758,075	0.6	4.89	80.4	663
5.01 - 5.50	43	15,324,534	3.4	5.31	79.3	693
5.51 - 6.00	140	41,941,871	9.3	5.81	79.1	661
6.01 - 6.50	286	75,499,226	16.8	6.30	79.2	658
6.51 - 7.00	479	106,120,030	23.6	6.79	79.5	636
7.01 - 7.50	375	66,915,651	14.9	7.28	80.4	622
7.51 - 8.00	325	54,435,471	12.1	7.77	81.8	608
8.01 - 8.50	221	31,318,056	7.0	8.29	82.5	605
8.51 - 9.00	189	24,654,865	5.5	8.76	82.5	585
9.01 - 9.50	101	8,755,915	1.9	9.31	87.5	588
9.51 - 10.00	137	8,787,257	2.0	9.89	89.1	605
10.01 - 10.50	50	3,093,718	0.7	10.29	90.0	627
10.51 - 11.00	97	5,034,592	1.1	10.79	94.9	625
11.01 - 11.50	36	1,809,753	0.4	11.32	97.5	623
11.51 - 12.00	66	1,733,783	0.4	11.83	96.0	589
12.01 - 12.50	22	742,869	0.2	12.28	95.1	601
12.51 - 13.00	7	255,466	0.1	12.73	95.4	583
13.01 - 13.50	1	35,383	0.0	13.09	42.2	491
13.51 - 13.69	1	31,218	0.0	13.69	60.0	496
Total:	2,584	449,247,733	100.0	7.19	81.0	632

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	1	68,142	0.0	8.55	75.0	0
426 - 450	1	20,634	0.0	9.15	70.0	445
451 - 475	4	363,300	0.1	10.62	84.9	459
476 - 500	16	1,083,492	0.2	9.85	77.0	491
501 - 525	93	13,774,070	3.1	8.41	72.1	515
526 - 550	173	24,406,998	5.4	8.07	75.9	539
551 - 575	245	35,144,693	7.8	7.64	78.2	564
576 - 600	470	60,637,185	13.5	7.44	81.9	588
601 - 625	480	75,322,404	16.8	7.26	81.9	612
626 - 650	379	72,268,000	16.1	7.04	81.3	638
651 - 675	316	68,466,526	15.2	6.89	82.1	662
676 - 700	188	45,455,969	10.1	6.78	82.6	688
701 - 725	97	22,430,903	5.0	6.78	82.4	711
726 - 750	66	15,873,809	3.5	6.47	81.7	738
751 - 775	39	9,201,399	2.0	6.70	82.4	762
776 - 800	15	4,704,025	1.0	6.14	78.5	786
801 - 802	1	26,184	0.0	8.38	100.0	802
Total:	2,584	449,247,733	100.0	7.19	81.0	632

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
9,994 - 50,000	395	12,236,112	2.7	9.76	86.3	608
50,001 - 100,000	574	41,461,433	9.2	8.35	82.9	602
100,001 - 150,000	354	43,483,846	9.7	7.74	81.7	602
150,001 - 200,000	413	72,574,862	16.2	7.16	80.2	625
200,001 - 250,000	276	61,752,179	13.7	7.02	81.0	633
250,001 - 300,000	150	41,107,983	9.2	6.99	80.9	647
300,001 - 350,000	98	31,722,447	7.1	6.95	81.8	641
350,001 - 400,000	130	49,139,999	10.9	6.55	78.8	642
400,001 - 450,000	78	33,247,026	7.4	6.61	80.9	651
450,001 - 500,000	67	32,214,851	7.2	6.79	81.1	644
500,001 - 550,000	17	8,867,812	2.0	7.15	79.2	634
550,001 - 600,000	14	8,073,934	1.8	6.60	82.2	676
600,001 - 750,000	14	9,116,878	2.0	6.83	81.3	636
800,001 - 850,000	1	833,000	0.2	6.70	70.0	688
900,001 - 950,000	1	943,662	0.2	7.75	68.7	662
950,001 - 1,496,709	2	2,471,709	0.6	5.72	72.7	705
Total:	2,584	449,247,733	100.0	7.19	81.0	632

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
15.300 - 50.000	47	4,570,029	1.0	7.36	41.9	582
50.001 - 55.000	27	3,927,973	0.9	7.23	52.9	595
55.001 - 60.000	37	6,906,584	1.5	6.99	57.9	604
60.001 - 65.000	58	10,253,821	2.3	7.17	63.5	585
65.001 - 70.000	83	16,829,804	3.7	7.31	68.6	604
70.001 - 75.000	159	26,724,611	5.9	7.18	73.9	597
75.001 - 80.000	1,145	237,913,754	53.0	6.82	79.8	645
80.001 - 85.000	266	51,260,127	11.4	7.29	84.5	609
85.001 - 90.000	254	51,502,223	11.5	7.41	89.6	627
90.001 - 95.000	92	14,404,960	3.2	7.88	94.7	649
95.001 - 100.000	416	24,953,847	5.6	9.55	99.9	649
Total:	2,584	449,247,733	100.0	7.19	81.0	632

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	705	100,049,565	22.3	7.54	81.8	632
0.50	8	681,178	0.2	7.33	82.1	595
1.00	73	16,911,239	3.8	7.25	80.2	647
2.00	1,229	242,611,679	54.0	7.08	81.0	633
2.50	4	770,491	0.2	7.99	86.9	602
3.00	516	82,049,879	18.3	7.02	80.1	626
5.00	49	6,173,701	1.4	7.44	76.3	598
Total:	2,584	449,247,733	100.0	7.19	81.0	632

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,745	256,341,034	57.1	7.13	80.8	616
Reduced	504	112,477,369	25.0	7.30	81.8	653
No Income/ No Asset	13	2,558,192	0.6	8.27	80.3	640
Stated Income / Stated Assets	322	77,871,138	17.3	7.16	80.4	652
Total:	2,584	449,247,733	100.0	7.19	81.0	632

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	2,409	428,701,480	95.4	7.16	81.0	631
Second Home	11	2,852,106	0.6	7.63	81.9	665
Investor	164	17,694,146	3.9	7.84	80.2	648
Total:	2,584	449,247,733	100.0	7.19	81.0	632

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	457	139,165,764	31.0	6.64	79.6	645
Florida	267	49,406,302	11.0	7.38	81.3	634
Nevada	86	20,814,476	4.6	7.23	80.2	643
Georgia	143	19,585,260	4.4	7.27	83.3	636
Arizona	98	16,777,984	3.7	7.24	80.5	618
Texas	166	16,351,879	3.6	7.78	83.1	610
Virginia	92	15,563,923	3.5	7.61	78.9	601
New York	47	11,620,466	2.6	7.51	81.0	638
Michigan	103	11,380,623	2.5	7.79	80.0	607
Maryland	58	11,056,878	2.5	7.08	80.5	624
Washington	60	10,925,485	2.4	6.98	81.7	658
Ohio	111	9,175,699	2.0	7.99	82.8	597
Illinois	59	9,080,432	2.0	7.38	81.1	644
Pennsylvania	62	8,710,478	1.9	7.42	81.7	612
Colorado	49	8,638,001	1.9	6.98	82.8	639
Other	726	90,994,082	20.3	7.52	82.1	621
Total:	2,584	449,247,733	100.0	7.19	81.0	632

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,229	238,222,743	53.0	7.08	82.7	654
Refinance - Rate Term	61	13,261,297	3.0	6.76	80.5	621
Refinance - Cashout	1,294	197,763,692	44.0	7.35	78.8	605
Total:	2,584	449,247,733	100.0	7.19	81.0	632

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	1,543	339,520,737	75.6	7.02	80.7	634
Arm 3/27	135	27,242,216	6.1	6.70	77.9	624
Arm 5/25	17	4,773,863	1.1	6.26	75.4	675
Fixed Balloon 15/30	257	13,796,429	3.1	10.48	97.5	649
Fixed Rate	632	63,914,488	14.2	7.67	80.6	616
Total:	2,584	449,247,733	100.0	7.19	81.0	632

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	2,141	355,750,157	79.2	7.19	81.0	628
PUD	224	53,956,867	12.0	7.08	80.7	633
Condo	95	16,613,716	3.7	7.05	81.0	660
2 Family	65	11,610,771	2.6	7.36	79.8	657
3-4 Family	45	10,173,160	2.3	7.38	82.0	667
Manufactured Housing	14	1,143,062	0.3	8.84	88.7	669
Total:	2,584	449,247,733	100.0	7.19	81.0	632

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.75 - 4.00	44	13,893,731	3.7	6.49	80.7	678
4.01 - 4.50	33	7,562,187	2.0	6.06	77.7	658
4.51 - 5.00	108	27,334,635	7.4	6.18	79.1	656
5.01 - 5.50	208	54,758,915	14.7	6.49	80.7	655
5.51 - 6.00	374	88,671,186	23.9	6.58	79.7	642
6.01 - 6.50	304	68,588,878	18.5	6.95	81.1	635
6.51 - 7.00	273	53,619,991	14.4	7.45	80.7	611
7.01 - 7.50	161	28,545,939	7.7	7.97	80.7	603
7.51 - 8.00	96	17,331,514	4.7	8.31	81.6	605
8.01 - 8.50	49	6,097,138	1.6	8.96	81.6	565
8.51 - 9.00	29	3,695,067	1.0	9.35	79.9	554
9.01 - 9.50	10	1,054,979	0.3	9.76	78.0	536
9.51 - 10.00	5	346,667	0.1	10.20	84.2	542
10.51 - 10.85	1	35,987	0.0	10.85	80.0	579
Total:	1,695	371,536,815	100.0	6.98	80.4	634

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	4	816,395	0.2	9.48	80.0	593
4 - 6	3	309,480	0.1	7.97	74.5	620
13 - 15	1	183,960	0.0	5.64	80.0	651
16 - 18	14	4,495,888	1.2	5.77	83.4	654
19 - 21	309	67,457,310	18.2	6.91	79.9	632
22 - 24	1,214	266,644,067	71.8	7.06	80.8	634
25 - 27	2	364,130	0.1	7.08	59.6	627
28 - 30	4	823,702	0.2	6.67	77.7	606
31 - 33	31	7,742,040	2.1	6.53	78.5	630
34 - 36	96	17,925,980	4.8	6.69	78.1	624
37 - 59	17	4,773,863	1.3	6.26	75.4	675
Total:	1,695	371,536,815	100.0	6.98	80.4	634

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.65 - 11.50	92	28,752,277	7.7	6.00	80.1	660
11.51 - 12.00	132	37,354,616	10.1	6.03	79.0	659
12.01 - 12.50	193	54,773,559	14.7	6.33	79.9	659
12.51 - 13.00	281	69,444,788	18.7	6.74	79.7	636
13.01 - 13.50	231	47,545,333	12.8	7.02	81.1	628
13.51 - 14.00	293	55,866,949	15.0	7.32	80.7	623
14.01 - 14.50	195	33,138,651	8.9	7.71	81.9	621
14.51 - 15.00	123	21,728,476	5.8	8.23	79.9	596
15.01 - 15.50	70	10,973,701	3.0	8.58	79.5	580
15.51 - 16.00	56	8,057,158	2.2	9.08	83.9	580
16.01 - 16.50	14	1,980,937	0.5	9.22	89.1	583
16.51 - 17.00	8	984,282	0.3	10.12	84.3	587
17.01 - 17.50	5	602,542	0.2	10.15	73.7	573
17.51 - 18.00	1	303,655	0.1	10.74	100.0	648
18.01 - 18.80	1	29,893	0.0	11.80	80.0	655
Total:	1,695	371,536,815	100.0	6.98	80.4	634

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.75 - 4.50	14	3,817,571	1.0	5.88	76.9	664
4.51 - 5.50	130	38,566,898	10.4	5.95	79.5	657
5.51 - 6.00	196	51,870,273	14.0	6.19	79.1	653
6.01 - 6.50	275	67,677,725	18.2	6.50	80.1	650
6.51 - 7.00	397	88,107,072	23.7	6.94	80.3	631
7.01 - 7.50	232	46,174,269	12.4	7.39	81.3	623
7.51 - 8.00	167	33,143,107	8.9	7.85	80.4	610
8.01 - 8.50	127	21,036,994	5.7	8.35	83.1	609
8.51 - 9.00	88	13,282,245	3.6	8.77	82.7	583
9.01 - 9.50	35	3,622,536	1.0	9.35	82.6	566
9.51 - 10.00	24	3,057,125	0.8	9.86	82.5	572
10.01 - 10.50	5	602,542	0.2	10.15	73.7	573
10.51 - 11.00	4	548,565	0.1	10.79	90.0	596
11.51 - 11.80	1	29,893	0.0	11.80	80.0	655
Total:	1,695	371,536,815	100.0	6.98	80.4	634

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2	413,494	0.1	6.76	77.3	586
1.50	58	18,329,415	4.9	6.62	80.5	633
2.00	272	46,095,205	12.4	6.82	79.4	629
3.00	1,335	299,678,917	80.7	7.01	80.5	635
5.00	4	978,808	0.3	7.35	80.0	648
6.00	1	403,429	0.1	8.00	80.0	633
7.00	23	5,637,548	1.5	7.74	81.2	606
Total:	1,695	371,536,815	100.0	6.98	80.4	634

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,535	333,008,983	89.6	6.95	80.4	636
1.50	132	32,268,957	8.7	7.16	81.0	619
2.00	28	6,258,876	1.7	7.95	77.0	575
Total:	1,695	371,536,815	100.0	6.98	80.4	634

*     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0.00	2,205	329,084,211	73.3	7.39	81.0	622
24.00	68	22,753,839	5.1	6.60	82.1	661
36.00	13	4,413,880	1.0	6.35	77.8	636
60.00	282	88,161,905	19.6	6.66	80.6	657
84.00	2	240,800	0.1	6.65	80.0	624
120.00	14	4,593,097	1.0	6.71	79.6	670
Total:	2,584	449,247,733	100.0	7.19	81.0	632

*     Note, for second liens, CLTV is employed in this calculation